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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 2, 1998

                          PEAK INTERNATIONAL LIMITED
                         -----------------------------
            (Exact name of registrant as specified in its charter)

            Bermuda                     0-29332                Not Applicable
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

 Units 3, 4, 5 and 7, 37/th/ Floor, Wharf Cable Tower,                NA
     9 Hoi Shing Road,  Tsuen Wan N.T., Hong Kong
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     (Address of principal executive offices)                     (Zip Code)



                                (852) 2402-5100
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             (Registrant's telephone number, including area code)

                                   No Change
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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               On December 2, 1998, Peak International Limited, a Bermuda
corporation, (Peak), announced that it has formed a committee of the Board of Directors for the purpose of considering strategic alternatives open to Peak and to enhance share holder value, including the consideration of the non-binding indication of interest regarding an acquisition of Peak previously announced. There can be no assurance that Peak will pursue any transaction.

               In addition, Peak announced the termination of Richard Brook's employment as its President and Chief Executive Officer, and the appointment of Jerry Mo to serve as acting President and Chief Executive Officer.

Item 7.   Financial Statements and Exhibits.
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               Peak files the following exhibit as part of this Current Report:

               Exhibit 99. Copy of the Press Release, dated December 2, 1998, issued by the Peak, publicly announcing the activities reported therein.


               Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                    PEAK INTERNATIONAL LIMITED

Date: December 3, 1998              By:  /S/JERRY MO
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                                         Jerry Mo
                                         Chief Financial Officer

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